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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT OF SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                      February 14, 2001 (January 31, 2001)
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                Date of Report (Date of earliest event reported)



                          ACCESS ANYTIME BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                                0-28893               85-0444597
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(State or other jurisdiction           (Commission           (IRS Employer
             of incorporation)         File Number)           Identification No)

                                 801 Pile Street
                            Clovis, New Mexico 88101
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                    (Address of principal Executive offices)


                                 (505) 762-4417
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)



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Item 4. Changes in Registrant's Certifying Accountant

On January 31, 2001, the Company filed a Form 8-K describing a change in certifying accountants. At that time the Company had not received the letter from its former certifying accountants that was required by Regulation S-B, Item 304(a)(3). The required letter was received by the Company on February 12, 2001 and is hereby filed as required.

The Company received a letter dated February 1, 2001, from the SEC Staff, requesting that the Form 8-K with respect to Item 304 of Regulation S-B be resubmitted once the relationship with the previous accountants is permanently terminated following completion of the audit of the December 31, 2000 financial statements and issuance of their opinion. The Company intends to comply with such request.

Item 7.  Financial Statements and Exhibits

Exhibit 16.1: Letter from the certifying accountants as required by Regulation S-B, Item 304(a)(3).


SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                  ACCESS ANYTIME BANCORP, INC.

DATE:   February 14, 2001
                                     BY:   /s/ Norman R. Corzine
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                                  NORMAN R. CORZINE, CHAIRMAN OF THE BOARD
                                  AND CHIEF EXECUTIVE OFFICER
                                  (DULY AUTHORIZED REPRESENTATIVE)




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